UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2002


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



                           MARYLAND 1-13589 36-4173047
           ----------------------------------------------------------
        (State or other jurisdiction of (Commission File (I.R.S. Employer incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

Prime Group Realty Trust, a Maryland real estate investment trust (the "Company") announced that Citadel Investment Group, L.L.C. ("Citadel") has leased two additional floors in the Company's Dearborn Center project. The additional space being leased consists of 68,271 square feet on the 26th and 27th floors of the project. When added to the space on floors 32 through 37 contained in the original lease, Citadel will be leasing a total of approximately 274,000 square feet on 8 floors in the 1,525,000 square foot office tower.

Bank One has previously signed a lease for floors 3 through 14 (totaling 617,180 square feet) in Dearborn Center, and the law firm of Holland & Knight has previously signed a lease for floors 29 though 31 (totaling 104,049 square feet) in Dearborn Center, bringing the total amount of space leased to date in the project to approximately 995,000 square feet.

Dearborn Center is being developed by a joint venture between affiliates of Prime Group Realty Trust and J. Paul Beitler Development Company. The project is a state of the art office building currently under construction which is scheduled to open in early fall of this year. Dearborn Center occupies a half-city block on Adams between Dearborn and State Streets. The project includes approximately 1,400,000 square feet of office space, 105,000 square feet of prime retail space on State Street, and a 210-space underground parking garage.

On August 20, 2002, the Company issued a Press Release announcing the transaction described above. A copy of the Press Release, which is hereby incorporated into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits:

                 Exhibit
                   No.         Description
                   ---         -----------
                   99.1        Press  Release of Prime Group Realty Trust dated
                               August 20, 2002.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIME GROUP REALTY TRUST


Dated: August 21, 2002                      By:    /s/  Louis G. Conforti
                                                   ----------------------

                                                   Louis G. Conforti
                                                   Co-President and
                                                   Chief Financial Officer

                                  Exhibit 99.1
                                                                 [COMPANY LOGO]

FRB WEBER SHANDWICK
    FINANCIAL COMMUNICATIONS                RE:  PRIME GROUP REALTY TRUST
                                                 77 WEST WACKER DRIVE
                                                 SUITE 3900
                                                 CHICAGO, ILLINOIS 60601
                                                 NYSE: PGE
                                                 www.pgrt.com
                                                 ------------

FOR YOUR INFORMATION:

At Prime Group Realty Trust:                           At FRB | Weber Shandwick:
Stephen J. Nardi             Louis G. Conforti         Georganne Palffy
Chairman of the Board        Office of the President   General Inquiries
312/917-1300                 Chief Financial Officer   312/266-7800
                             312/917-1300

FOR IMMEDIATE RELEASE


TUESDAY, AUGUST 20, 2002


CITADEL INVESTMENT GROUP, L.L.C. LEASES TWO ADDITIONAL FLOORS AT DEARBORN CENTER

Chicago, IL, August 20, 2002 - Prime Group Realty Trust (NYSE: PGE, the "Company") announced today that Citadel Investment Group, L.L.C. ("Citadel") has leased two additional floors in the Company's Dearborn Center project. The additional space being leased consists of 68,271 square feet on the 26th and 27th floors of the project. When added to the space on floors 32 through 37 contained in the original lease, Citadel will be leasing a total of approximately 274,000 square feet on 8 floors in the 1,525,000 square foot office tower.

Bank One has previously signed a lease for floors 3 through 14 (totaling 617,180 square feet) in Dearborn Center, and the law firm of Holland & Knight has previously signed a lease for floors 29 though 31 (totaling 104,049 square feet) in Dearborn Center, bringing the total amount of space leased to date in the project to approximately 995,000 square feet.

Dearborn Center is being developed by a joint venture between affiliates of Prime Group Realty Trust and J. Paul Beitler Development Company. The project is a state of the art office building currently under construction which is scheduled to open in early fall of this year. Dearborn Center occupies a half-city block on Adams between Dearborn and State Streets. The project includes approximately 1,400,000 square feet of office space, 105,000 square feet of prime retail space on State Street, and a 210-space underground parking garage.

Dearborn Center was designed by the internationally acclaimed team of Ricardo Bofill of Spain and James DeStefano of Chicago and will blend "modern classicism" architecture with traditional elements. The floor-to-ceiling windows and 10-foot finished ceiling design allows for substantial natural light; a raised floor system permits extensive cabling for technology; and an energy-efficient air control system provides for employee work areas with individual temperature controls. Dearborn Center is considered to be one of the most technologically advanced buildings being constructed in the world.

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial real estate, primarily in the Chicago metropolitan area. The Company owns 15 office properties containing an aggregate of approximately 6.4 million net rentable square feet and 30 industrial properties containing an aggregate of approximately 3.9 million net rentable square feet. In addition, the Company has joint venture interests in two office properties containing an aggregate of approximately 1.3 million net rentable square feet. The portfolio also includes approximately 202.1 acres of developable land and the Company has the right to acquire more than 31.6 additional acres of developable land which management believes could be developed with approximately 5.0 million rental square feet of office and industrial space. In addition to the properties described above, the Company is developing Dearborn Center in downtown Chicago, a Class A, state-of-the-art office tower containing 1.5 million rentable square feet of office space. The Company also owns a joint venture interest in a new office development consisting of 0.1 million of rentable square feet in suburban Chicago.

The J. Paul Beitler Development Company is one of Chicago's most successful development companies specializing in high-rise office building developments, having developed, including its affiliates and predecessors, over 7 million square feet of Class A office space in the greater Chicago area.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.